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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.             )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VISTA GOLD CORP.
(Name of Registrant As Specified In Its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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VISTA GOLD CORP.

NOTICE OF MEETING
AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the
Annual General Meeting
to be held on
Monday, May 4, 2009

The attached Notice of Meeting, Management Information and Proxy Circular, and form of proxy and notes thereto for the Meeting are first being sent to shareholders of the Corporation on or about April 3, 2009.

March 30, 2009

Dear shareholder:

It is my pleasure to invite you to attend the annual general meeting of shareholders to be held on Monday, May 4, 2009 at 10:00 a.m., Vancouver time, at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada. If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the meeting, together with a reply card for use by shareholders who wish to receive the Corporation's annual and interim financial statements, are enclosed. These documents contain important information and I encourage you to read them carefully.

Yours truly,

MICHAEL B. RICHINGS Executive Chairman and Chief Executive Officer

 VISTA GOLD CORP.

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2009 annual general meeting (the "Meeting") of the shareholders of Vista Gold Corp. (the "Corporation") will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on Monday, May 4, 2009 at 10:00 a.m., Vancouver time, for the following purposes:

  1.
  to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor's report thereon, for the fiscal year ended December 31, 2008;

  2.
  to elect directors to hold office until the next annual general meeting;

  3.
  to appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the Board of Directors through the Audit Committee;

  4.
  to consider and, if thought appropriate, approve, an ordinary resolution approving the amendments to the Corporation's Stock Option Plan, as more particularly described in the accompanying management information and proxy circular of the Corporation (the "Information Circular"), the full text of which ordinary resolution is set out in Appendix "B" to the Information Circular;

  5.
  to consider and, if thought appropriate, approve, an ordinary resolution approving all unallocated options under the Corporation's Stock Option Plan, as more particularly described in the accompanying Information Circular, the full text of which ordinary resolution is set out in Appendix "B" to the Information Circular; and

  6.
  to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Accompanying this Notice of Meeting are (i) the Information Circular, (ii) a form of proxy and notes thereto, and (iii) a reply card for use by shareholders who wish to receive the Corporation's annual and interim financial statements.

If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc. by mail at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department or by facsimile at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), before 4:30 p.m., Toronto time, on Friday, May 1, 2009, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting.

If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Information Circular, the form of proxy and notes thereto for the Meeting, and the reply card, are first being sent to shareholders of the Corporation on or about April 3, 2009.

DATED at Littleton, Colorado, this 30th day of March, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

MICHAEL B. RICHINGS Executive Chairman and Chief Executive Officer

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS
NOTICE OF MEETING
MANAGEMENT INFORMATION AND PROXY CIRCULAR
Particulars of Matters to be Acted Upon	1
Election of Directors	1
Appointment of Auditor	4
Amendment to Stock Option Plan	5
Approval of All Unallocated Options Under the Stock Option Plan	6
Information About Proxies	7
Voting by Beneficial Shareholders	8
Securities Entitled to Vote	9
Ownership of the Corporation's Common Shares	10
Quorum	11
Corporate Governance	11
Indebtedness of Directors and Senior Officers	25
Director and Officer Liability Insurance	25
Orders, Penalties and Settlement Agreements	25
Interest of Certain Persons in Material Transactions and Matters to be Acted Upon	26
Review, Approval or Ratification of Transactions with Related Parties	26
Management Contracts	26
Shareholder Proposals	27
Other Matters	27
Dissenters' Rights of Appraisal	27
Section 16(a) Beneficial Ownership Reporting Compliance	27
Additional Information and Availability of Documents	27
Multiple Shareholders Sharing the Same Address	28
Board of Directors Approval	28
Appendix "A" — Form of Proxy	A-1
Appendix "B" — Proposed Resolutions	B-1
Appendix "C" — Stock Option Plan	C-1
Appendix "D" — Mandate of the Board of Directors	D-1

MANAGEMENT INFORMATION AND PROXY CIRCULAR

This Management Information and Proxy Circular ("Information Circular") is furnished in connection with the solicitation by the management of Vista Gold Corp. (the "Corporation") of proxies to be voted at the annual general meeting (the "Meeting") of the shareholders of the Corporation ("shareholders") to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on Monday, May 4, 2009 at 10:00 a.m., Vancouver time, for the purposes set forth in the accompanying Notice of Meeting.

It is anticipated that this Information Circular and the accompanying form of proxy, will be first mailed to shareholders on or about April 3, 2009. Unless otherwise stated, the information contained in this Information Circular is given as at March 30, 2009.

The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado, USA, 80127 and its telephone number is (720) 981-1185. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

Advance notice of the Meeting was published in The Globe and Mail newspaper on March 9, 2009, in La Presse on March 10, 2009, and in the Whitehorse Star newspaper on March 13, 2009.

All references to currency in the Information Circular are in United States dollars, unless otherwise indicated.

Information regarding the proxies solicited by management in connection with the Meeting is set out below under "Information About Proxies".

Particulars of Matters to be Acted Upon

Election of Directors

The directors of the Corporation are elected at each annual general meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the Business Corporations Act (Yukon). Management proposes to nominate each of the following six persons for election as a director of the Corporation. Proxies cannot be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted "for" the nominees listed below.

Name, Residence, Position and Age	Principal Occupation, Business or Employment(1)	Director Since	Number of Shares Held(2)
JOHN M. CLARK(3)(4)(5) Toronto, Ontario, Canada Director Age — 53	Chartered Accountant; President of Investment and Technical Management Corp., a firm engaged in corporate finance and merchant banking, from February 1999 to present. Also, a director of Marketvision Direct, Inc., director of Alberta Clipper Energy Inc. and CFO and a director of Polaris Geothermal Inc., a renewable energy company.	May 18, 2001	93,969	(6)

Name, Residence, Position and Age	Principal Occupation, Business or Employment(1)	Director Since	Number of Shares Held(2)
W. DURAND EPPLER(3)(5) Denver, Colorado, USA Director Age — 55	Businessman; Chief Executive Officer and a director of Coal International PLC, a coal mining company, from July 2005 to August 2008; a director of Allied Nevada Gold Corp., Northern Energy and Mining Inc. and of Augusta Resource Corporation. President of New World Advisors, a consulting company, from August 2004 to present; President and Chief Executive Officer of Sierra Partners, LLC from March 2005 to present; formerly a Vice President of Newmont Mining Corporation, a gold mining company, from 1995 to 2004 serving as Vice President of Newmont Capital, Ltd. from April 2002 to August 2004 and Vice President of Corporate Development from January 2001 to March 2002.	October 13, 2004	105,971	(7)
C. THOMAS OGRYZLO(3)(4)(5) San Jose, Costa Rica Director Age — 69	Businessman; President, Chief Executive Officer and a director of Polaris Geothermal Inc., a TSX listed renewable energy company, from 2003 to present; President and Chief Executive Officer of Canatec Development Corporation, a resource management company, from January 2000 to 2003; President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation, both gold mining companies, from July 1997 to January 2000. A director of Baja Mining Corp.	March 8, 1996	134,409	(8)
TRACY A. STEVENSON(3)(4)(5) Sandy, Utah, USA Director Age — 58	Accountant, Businessman; Director of Quaterra Resources Inc. since June 2007 and non-executive chairman since January 2008; Global Head of Business Process Improvement from December 2000 to January 2006 and Global Head of Information Systems from February 2006 to May 2007 at Rio Tinto PLC, a mining company; and formerly Executive Vice President, CFO and a director of Comalco Ltd. from 1997 to 2000, and CFO and a director of Kennecott Corporation from 1993 to 1997.	November 6, 2007	100,000	(6)
MICHAEL B. RICHINGS Port Ludlow, Washington, USA Director, Executive Chairman and Chief Executive Officer Age — 64	Executive Chairman and Chief Executive Officer of the Corporation from November 2007 to present; Chief Executive Officer of the Corporation from August 2007 to November 2007; President and Chief Executive Officer of the Corporation from May 2004 until July 2007; and formerly, President and Chief Executive Officer of the Corporation from June 1995 to September 2000; retired from the Corporation September 2000 to May 2004 (continued as a director of the Corporation and served as consultant to mining industry during that period). Also, a director of Allied Nevada Gold Corp.	May 1, 1995	430,185	(9)

Name, Residence, Position and Age	Principal Occupation, Business or Employment(1)	Director Since	Number of Shares Held(2)
FREDERICK H. EARNEST Parker, Colorado, USA Director, President and Chief Operating Officer Age — 47	President and Chief Operating Officer of the Corporation from August 2007 to present; Senior Vice President, Project Development of the Corporation from September 2006 to August 2007; formerly the President of Pacific Rim Salvador, S.A. de C.V. from June 2004 to September 2006, a mining company and General Manager and Legal Representative of Compania Minera Dayton from April 1998 to June 2004, a mining company, both companies are subsidiaries of Pacific Rim Mining Corp.	November 6, 2007	251,349	(10)

(1)
Includes occupations for the five preceding years.

(2)
In accordance with Rule 13d-3(d)(1) under the United States Securities Exchange Act of 1934, as amended, the applicable ownership total for each person is based on the number of common shares in the capital of the Corporation ("Common Shares") held by such person as of the date of this Information Circular, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular.

(3)
Member of Compensation Committee.

(4)
Member of Audit Committee.

(5)
Member of Corporate Governance Committee.

(6)
Represents Common Shares which may be acquired upon the exercise of immediately exercisable options.

(7)
Includes 16,744 Common Shares and 89,227 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(8)
Includes 45,182 Common Shares and 89,227 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(9)
Includes 87,397 Common Shares and 342,788 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(10)
Includes 6,500 Common Shares and 244,849 Common Shares which may be acquired upon the exercise of immediately exercisable options.

The information as to the residence, principal occupation and number of Common Shares owned by the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual nominees as of March 30, 2009.

There are no family relationships among any directors, officers or persons nominated to be directors of the Corporation. No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") (or which otherwise are required to file periodic reports under the Exchange Act) except for Michael B. Richings who is a director of Allied Nevada Gold Corp., W. Durand Eppler who is a director of Allied Nevada Gold Corp. and Augusta Resource Corporation and Tracy A. Stevenson who is a director of Quaterra Resources Inc.

None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person.

No director or officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries. During the past five years, no director or executive officer of the Corporation has:

  (a)
  filed or has had filed against such person a petition under the federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer at or within two years before such filings;

  (b)
  been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

  (c)
  been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person's involvement in any type of business, securities, trading, commodity or banking activities;

  (d)
  been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity; or

  (e)
  been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission, or by the U.S. Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Additional information regarding the various committees of the Board of Directors, and the attendance of each director at meetings of the Board of Directors and its committees held during 2008, is set out below under "Corporate Governance".

Directors will be elected by a plurality of the votes cast by shareholders who vote in person or by proxy at the Meeting. Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted. The directors must be elected by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

Appointment of Auditor

The Corporation has proposed the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted "for" the re-appointment of PricewaterhouseCoopers LLP as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed and that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee. PricewaterhouseCoopers LLP (then Coopers & Lybrand) was first appointed the auditor of the Corporation on June 28, 1985.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting. If representatives of PricewaterhouseCoopers LLP are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

The auditors must be appointed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

Fees Paid to Auditor and their Independence from the Corporation

The Corporation retained PricewaterhouseCoopers LLP to provide services which were billed for the years ended December 31, 2008 and 2007 in the following categories and amounts:

	2008		2007
Audit Fees(1)	Cdn.$	314,180	Cdn.$	272,103
Audit Related Fees(2)		—		—
Tax Fees(3)	Cdn.$	103,963	Cdn.$	191,709
All Other Fees(4)		—		—

Totals	Cdn.$	418,143	Cdn.$	463,812

(1)
"Audit Fees" represent fees for the audit of the Corporation's consolidated annual financial statements, review of the Corporation's interim financial statements, and review in connection with regulatory financial filings.

(2)
"Audit Related Fees" represent fees for assistance with the application of accounting and financial reporting standards.

(3)
"Tax Fees" represent fees for tax compliance, tax consulting and tax planning.

(4)
For 2008 and 2007, no other fees were paid for legal compliance and business practice reviews, financial information systems design and implementation, internal audit co-sourcing services or other matters not covered by Audit Fees, Audit Related Fees or Tax Fees.

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by the Corporation's independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2008 were pre-approved by the Audit Committee. The Audit Committee reviews with PricewaterhouseCoopers LLP whether the non-audit services to be provided are compatible with maintaining the auditor's independence. The Board has determined that fees paid to the independent auditors for non-audit services in any year will not exceed the fees paid for audit services during the year. Permissible non-audit services will be limited to fees for tax services, accounting assistance or audits in connection with acquisitions, and other services specifically related to accounting or audit matters such as audits of employee benefit plans.

Amendment to the Stock Option Plan

The Corporation has proposed amendments to its stock option plan (the "Stock Option Plan") (a) to provide for the automatic extension of the expiry date of options that expire during a blackout period imposed by the Corporation, and (b) to replace references to the "American Stock Exchange" with the "NYSE Amex" in order to reflect the current name of this exchange. The amendments are described in further detail below and were approved by the Board of Directors of the Corporation on March 2, 2009. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted "for" the proposed amendments to the Stock Option Plan.

Under the Corporation's Insider Trading Policy, directors, officers, and employees of the Corporation and other specified persons are restricted from trading in securities of the Corporation during periodic blackout periods imposed by the Corporation. The Corporation proposes to amend the Stock Option Plan in order to address the situation where an optionholder is unable to exercise an option expiring during such a blackout period by providing that the option's expiry date will be extended to the 10th business day following the expiry of the blackout period. The TSX has indicated in TSX Notice 2006-0001 that, in the event of a blackout period, such limited extensions are permissible.

The proposed amendments will include the addition of the following to Section 6.3 of the Plan:

    If the expiry date of an Option occurs during a Blackout Period (as defined below), such expiry date shall deemed to be extended to the date that is the 10th business day after the last day of the applicable Blackout Period. For the purposes of this Plan, "Blackout Period" means, with respect to an Option, any period during which the holder of the Option is not permitted to trade Shares pursuant to the policies of the Corporation.

At the Meeting, shareholders will be asked to consider and, if thought appropriate, approve, an ordinary resolution approving amendments to the Stock Option Plan (a) to provide for the automatic extension of the expiry date of options that expire during a periodic blackout period imposed by the Corporation to the 10th business day following the expiry date of the blackout period, and (b) to replace all references to the "American Stock Exchange" with references to the "NYSE Amex".

The text of the ordinary resolution to amend the Stock Option Plan is set out in Appendix "B". A complete copy of the Stock Option Plan with the proposed amendments highlighted, is attached as Appendix "C". Additional information on the Stock Option Plan is set out below under "Compensation Committee Report on Executive Compensation — Compensation Discussion and Analysis — Elements of Our Compensation Program for Fiscal 2008 — Stock Options".

Shareholder approval of the proposed amendment of the Stock Option Plan is required pursuant to the terms of the Stock Option Plan and the rules and policies of the TSX. The rules and policies of the TSX further require that the amendment to the Stock Option Plan must be approved by a majority of votes cast at the Meeting other than votes attaching to Common Shares beneficially owned by insiders to whom options under the Stock Option Plan may be issued and their associates and affiliates ("Interested Insiders"). As at March 30, 2009, the Corporation understands that Interested Insiders beneficially own 155,823 Common Shares. Consequently, other than those votes relating to the 155,823 Common Shares held by Interested Insiders, all of the votes will be counted for the purposes of determining whether the required level of shareholder approval has been obtained for the amendment to the Stock Option Plan.

To be approved, the ordinary resolution approving the amendments to the Stock Option Plan requires the approval of a majority of the votes cast, in person or by proxy, at the Meeting, except votes relating to the 155,823 Common Shares held by Interested Insiders.

Approval of All Unallocated Options Under the Stock Option Plan

The rules of the TSX require that, every three years after institution, all unallocated options, rights or other entitlements under a listed corporation's rolling stock option plan must be approved by a majority of both the Corporation's directors and by its' shareholders. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted "for" the approval of all unallocated options under the Stock Option Plan.

The Board of Directors unanimously approved all unallocated options under the Corporation's Stock Option Plan on March 2, 2009.

The Stock Option Plan is a "rolling" stock option plan such that the maximum number of Common Shares which may be reserved, set aside and made available for issue under, and in accordance with, the Stock Option Plan is a variable number equal to 10% of the total number of Common Shares issued and outstanding as of the date of the grant on a non-diluted basis. In addition, the maximum number of Common Shares that may be reserved for issuance to any individual under the Stock Option Plan is that number of Common Shares that is equivalent to 5% of the Common Shares issued and outstanding from time to time.

At the Meeting, shareholders will be asked to approve all unallocated options under the Stock Option Plan. Every three years after institution all unallocated options under Stock Option Plan must be approved by a majority of the Corporation's directors and by a resolution of the Corporation's shareholders. Currently outstanding Options will be unaffected if this resolution is not approved. However, currently outstanding Options which have been terminated will not be available for re-grant and our Board of Directors will not be able to grant new Options if the unallocated options are not approved. If the unallocated options are approved at the Meeting then the unallocated options will have to be re-approved by the shareholders at the Corporation's annual general meeting in 2012.

There are currently Options to acquire 2,234,747 Common Shares outstanding under the Stock Option Plan, representing 6.5% of the Corporation's issued and outstanding Common Shares. Based on the number of issued and outstanding Common Shares as of the date hereof, the Corporation can grant Options to acquire an additional 1,212,836 Common Shares. Accordingly, the unallocated options under the Corporation's Stock Option Plan currently represent options to acquire 1,212,836 Common Shares, currently representing 3.5% of the Corporation's issued and outstanding Common Shares.

At the Meeting, the Shareholders will therefore be asked to consider and, if thought appropriate, approve, an ordinary resolution approving all unallocated options under the Corporation's Stock Option Plan until May 4, 2012.

The text of the ordinary resolution to approve all unallocated options under the Corporation's Stock Option Plan is set out in Appendix "B". A complete copy of the Stock Option Plan, with the proposed amendments described above highlighted, is attached as Appendix "C". Additional information on the Stock Option Plan is set out below under "Compensation Committee Report on Executive Compensation — Compensation Discussion and Analysis — Elements of Our Compensation Program for Fiscal 2008 — Stock Options".

Shareholder approval of all unallocated options under the Stock Option Plan is required pursuant to the terms of the Stock Option Plan and the rules and policies of the TSX. The rules and policies of the TSX further require that the approval of all unallocated options under the Stock Option Plan must be approved by a majority of votes cast at the Meeting other than votes attaching to Common Shares beneficially owned by Interested Insiders. As at March 30, 2009, the Corporation understands that Interested Insiders beneficially own 155,823 Common Shares. Consequently, other than those votes relating to the 155,823 Common Shares held by Interested Insiders, all of the votes will be counted for the purposes of determining whether the required level of shareholder approval has been obtained for the approval of all unallocated options under the Stock Option Plan.

To be approved, the ordinary resolution approving the unallocated options requires the approval of a majority of the votes cast, in person or by proxy, at the Meeting, except votes relating to the 155,823 Common Shares held by Interested Insiders.

Information About Proxies

Solicitation of Proxies

The solicitation of proxies by management of the Corporation will be made primarily by mail but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Corporation. While no arrangements have been made to date, the Corporation may contract for the solicitation of proxies for the Meeting. Such arrangements would include customary fees which would be borne by the Corporation.

Appointment of Proxyholder

The persons named in the enclosed form of proxy for the Meeting are officers of the Corporation and nominees of management. A registered shareholder has the right to appoint some other person or company, who need not be a shareholder, to represent such registered shareholder at the Meeting by inserting that other person's name in the blank space provided on the form of proxy in the form set out in Appendix "A". If a registered shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either "For" or "Against" or "Withhold" from voting on a matter or matters with respect to which an opportunity to specify how the Common Shares registered in the name of such registered shareholder shall be voted, the proxy shall be voted "For" such matter or matters.

The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder's attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer, or attorney, of such corporation. An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy. In order for a proxy to be valid, a registered shareholder must:

  (a)
  sign and print his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

  (b)
  return the properly executed and completed form of proxy:

  (i)
  by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Computershare Investor Services Inc., or

  (ii)
  by faxing it to Computershare Investor Services Inc. at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international),

    to be received by 4:30 p.m., Toronto time, on Friday, May 1, 2009, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

Revocation of Proxy

A registered shareholder may revoke a proxy by delivering an instrument in writing executed by such registered shareholder or by the registered shareholder's attorney authorized in writing or, where the registered shareholder is a corporation, by a duly authorized officer or attorney of such corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof and before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner permitted by law.

Voting of Proxies

A registered shareholder may direct the manner in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the registered shareholder by marking the form of proxy accordingly. The management nominees designated in the enclosed form of proxy will vote the Common Shares represented by proxy in accordance with the instructions of the registered shareholder on any resolution that may be called for and if the registered shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the Common Shares represented by a proxy given to management will be voted "For" the resolution. If more than one direction is made with respect to any resolution, such Common Shares will similarly be voted "For" the resolution.

Exercise of Discretion by Proxyholders

The enclosed form of proxy when properly completed and delivered and not revoked, confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their judgement on such amendment, variation or matter.

Voting by Beneficial Shareholders

The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

Persons who hold Common Shares through their brokers, agents, trustees or other intermediaries (such persons, "Beneficial Shareholders") should note that only proxies deposited by registered shareholders whose names appear on the share register of the Corporation may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Corporation. Such Common Shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such shares will be registered in the name of "CDS & Co.", the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of "Cede & Co.", the registration name of the Depository Trust Company, which entities act as nominees for many brokerage firms. Common Shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Corporation are referred to as "NOBOs". Those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about themselves to the Corporation are referred to as "OBOs". In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Corporation has elected to send the Notice of Meeting, this Information Circular, the form of proxy and the reply card (collectively, the "Meeting Materials") indirectly through intermediaries to all of the Beneficial Shareholders. The intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each Beneficial Shareholder, unless the Beneficial Shareholder has waived the right to receive them.

Intermediaries will frequently use service companies to forward the Meeting Materials to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive Meeting Materials will either:

  (a)
  be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

  (b)
  more typically, be given a voting instruction form ("VIF") which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the Common Shares which they beneficially own.

Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf, and indirectly vote their Common Shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their Common Shares as a proxyholder.

Securities Entitled to Vote

As of March 30, 2009, the authorized share capital of the Corporation consists of an unlimited number of Common Shares, of which 34,475,829 Common Shares are issued and outstanding. Every shareholder who is present in person and entitled to vote at the Meeting shall have one vote on a show of hands and on a poll shall have one vote for each Common Share of which the shareholder is the registered holder, and such shareholder may exercise such vote either in person or by proxy.

The Board of Directors of the Corporation has fixed the close of business on March 23, 2009 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting. Every registered shareholder of record at the close of business on March 23, 2009 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment or postponement thereof, except to the extent that:

  (a)
  such shareholder has transferred the ownership of any of his or her Common Shares after March 23, 2009; and

  (b)
  the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the

    Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

Ownership of the Corporation's Common Shares

Ownership by Management

The following table sets forth certain information regarding beneficial ownership of the Corporation's Common Shares, as of March 30, 2009, by (i) each of the Corporation's executive officers and directors and (ii) the Corporation's executive officers and directors, as a group.

Name and Position(1)	Common Shares Beneficially Owned		Percentage of Class(2)
JOHN M. CLARK Director	93,969	(3)	*
W. DURAND EPPLER Director	105,971	(4)	*
C. THOMAS OGRYZLO Director	134,409	(5)	*
TRACY A. STEVENSON Director	100,000	(3)	*
MICHAEL B. RICHINGS Executive Chairman, Chief Executive Officer and Director	430,185	(6)	1.20%
FREDERICK H. EARNEST President, Chief Operating Officer, and Director	251,349	(7)	*
GREGORY G. MARLIER Chief Financial Officer	151,393	(3)	*
All executive officers and directors as a group (7 persons)	1,267,276		3.68%

*
Represents less than 1% of the outstanding Common Shares.

(1)
The address of each of the persons listed is c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

(2)
In accordance with Rule 13d-3(d)(1) under the United States Securities Exchange Act of 1934, as amended, the applicable percentage of ownership for each person is based on 34,475,829 Common Shares outstanding as of March 30, 2009, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular.

(3)
Represents Common Shares which may be acquired upon the exercise of immediately exercisable options.

(4)
Includes 16,744 Common Shares owned currently and 89,227 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(5)
Includes 45,182 Common Shares owned currently and 89,227 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(6)
Includes 87,397 Common Shares of the Corporation owned currently and 342,788 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(7)
Includes 6,500 Common Shares of the Corporation owned currently and 144,849 Common Shares which may be acquired upon the exercise of immediately exercisable options.

Ownership by Principal Shareholders

To the Corporation's knowledge, no person beneficially owns more than five percent of the Corporation's outstanding Common Shares as of March 30, 2009.

The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

Quorum

Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

The ordinary resolutions authorizing the Corporation to amend the Corporation's Stock Option Plan and approving all unallocated options must each be approved by a majority of more than 50% of the votes cast by shareholders who vote in person or by proxy at the Meeting with respect to these resolutions. The rules and policies of the TSX further require that the resolutions to amend the Stock Option Plan and to approve all unallocated options must each be approved by a majority of votes cast at the Meeting other than votes attaching to Common Shares beneficially owned by Interested Insiders. As at the date of this Information Circular, the Corporation understands that Interested Insiders beneficially own 155,823 Common Shares. Consequently, other than those votes relating to the 155,823 Common Shares held by Interested Insiders, all of the votes will be counted for the purposes of determining whether the required level of shareholder approval has been obtained for the amendment to the Stock Option Plan and the approval of all unallocated options. See "Particulars of Matters to be Acted Upon — Amendment to the Stock Option Plan" and "Particulars of Matters to be Acted Upon — Approval of All Unallocated Options Under the Stock Option Plan".

Abstentions will be counted as present for purposes of determining the presence of a quorum for purposes of these matters, but will not be counted as votes cast. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes of these matters and will not be voted. Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

Corporate Governance

The Corporation's Board of Directors and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation. Effective June 30, 2005, the Canadian Securities Administrators implemented National Policy 58-201 — Corporate Governance Guidelines and National Instrument 58-101 — Disclosure of Corporate Governance Practices ("NI 58-101") in each of the provinces and territories of Canada. The NYSE Amex ("AMEX") (formerly called the American Stock Exchange) has also established rules for corporate governance as detailed in AMEX's Company Guide (the "AMEX Company Guide"). The Board of Directors is of the view that the Corporation's system of corporate governance meets or exceeds the majority of each of these sets of guidelines and requirements.

Board of Directors

The present Board of Directors consists of six directors, three of whom are viewed as being "independent" within the meaning of Canadian NI 58-101 and four of whom qualify as unrelated directors who are viewed as being "independent" within the meaning of Section 803A of the AMEX Company Guide. John M. Clark, C. Thomas Ogryzlo and Tracy A. Stevenson are considered to be independent members of the Board of Directors. Although W. Durand Eppler is considered to be independent within the meaning of the AMEX Company Guide, he is no longer considered to be independent under Canadian NI 58-101 as a result of consulting fees in the amount of $25,000 that was paid by the Corporation in each of 2008 and 2009 to a limited liability company in which Mr. Eppler is a managing member and one-third owner. The Corporation intends to enter into another consulting agreement with such limited liability company that would result in additional consulting fees of approximately $120,000 being paid by the Corporation to the limited liability company. The Board of Directors does not believe that the payment of this consulting fee will materially interfere with Mr. Eppler's ability to act in the best interests of the Corporation and has concluded that he remains able to act independently of management of the Corporation. Michael B. Richings and Frederick H. Earnest are not independent directors because of their management positions with the Corporation. Notwithstanding that a majority of the members of the Board of Directors are not independent for Canadian purposes, the Board of Directors is of the view that it is able to exercise its independent judgment in carrying out its responsibilities.

The Executive Chairman of the Board of Directors is Michael B. Richings, who is not an independent director. All of the independent directors are members of the Audit Committee, the Compensation Committee and the

Corporate Governance Committee, which meet regularly without management present. In addition, W. Durand Eppler, a non-management director who is "independent" within the meaning of Section 803A of the AMEX Company Guide, is a member of the Compensation Committee and the Corporate Governance Committee. Accordingly, the Board of Directors believes that there is adequate leadership of the independent directors and that it is currently unnecessary to appoint a lead director.

The Board of Directors believes that adequate structures and processes are in place to facilitate the functioning of the Board of Directors independently of the Corporation's management. The Audit Committee is entirely composed of independent directors and with the exception of W. Durand Eppler for Canadian purposes, the Compensation Committee and the Corporate Governance Committee are entirely composed of independent directors. The independent directors met together three times during 2008. The regularly scheduled committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance. In addition, the Board of Directors meets periodically with the Corporation's auditor without management present.

A number of directors of the Corporation hold directorships with other issuers. Details of those other directorships can be found above in the table under the heading "Particular Matters to be Acted Upon — Election of Directors".

The meeting attendance for the year ended December 31, 2008 is summarized in the table below:

Director	Board Meetings (Attended/Held)	Committee Meetings (Attended/Held)
John M. Clark	5/6	8/9
W. Durand Eppler	6/6	8/8(1)
C. Thomas Ogryzlo	6/6	9/9
Michael B. Richings	6/6	N/A
Tracy A. Stevenson	6/6	7/9
Frederick H. Earnest	6/6	N/A

(1)
Mr. Eppler resigned as a member of the Audit Committee effective October 30, 2008.

The Chief Executive Officer of the Corporation and the President and Chief Operating Officer of the Corporation are required to attend the Meeting; attendance by other directors is discretionary. Messrs. Clark, Eppler, Earnest, Marlier and Richings attended the 2008 Annual General Meeting.

Mandate of the Board of Directors

Pursuant to the Yukon Business Corporations Act, the Board of Directors is required to manage or supervise the management of the affairs and business of the Corporation. The Board of Directors has adopted a written mandate, which defines its stewardship responsibilities in light of this statutory obligation. Under this mandate, the directors' principal responsibilities are to supervise and evaluate management, to oversee the conduct of the business, to set policies appropriate for the business and to approve corporate strategies and goals. In addition, the Board of Directors has also specifically assumed responsibility for succession planning and monitoring senior management, the Corporation's disclosure policy, and the integrity of the Corporation's internal control and management information systems. In carrying out these responsibilities, the Board of Directors is entitled to place reasonable reliance on management. The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Corporation and providing ongoing benefit to the shareholders. A copy of the Mandate of the Board of Directors is attached as Appendix "D".

Position Descriptions

The Board of Directors has not developed written position descriptions for the chair of the Board of Directors, the chair of each committee, or the Chief Executive Officer. Accordingly, the roles and responsibilities of those positions are currently delineated on the basis of customary practices.

The chair of each committee of the Board of Directors is identified below under the heading "Committees of the Board of Directors".

Orientation and Continuing Education

New Board members receive a director's orientation regarding the role of the Board of Directors, its committees and the directors, as well as, the nature and operations of the Corporation's business. As well, presentations are given, from time to time, to the Board of Directors on legal and other matters applicable to the Corporation and directors' duties.

Ethical Business Conduct

On December 19, 2003, the Board of Directors adopted a Code of Business Conduct and Ethics (the "Code of Ethics"), which has the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general. The Code of Ethics was amended on March 2, 2009. An integral part of the Code of Ethics is to manage the Corporation with full transparency, and in the best interests of the shareholders and other stakeholders of the Corporation. The Code of Ethics (as amended) is available on the Corporation's website at www.vistagold.com and on the System for Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com. The Code of Ethics applies to all directors, officers and employees, including the principal executive, financial and accounting officers. The Board of Directors, through the Corporate Governance Committee, is responsible for monitoring compliance with the Code of Ethics. The Corporate Governance Committee reviews with management any issues with respect to compliance with the Code of Ethics.

The Board of Directors ensures, through the Corporate Governance Committee, that the directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest. The Code of Ethics sets out the procedure with respect to reporting conflicts of interest. Actual or potential conflicts of interests are reported to the Chair of the Corporate Governance Committee. Members of the Corporate Governance Committees are required to be particularly vigilant in reviewing and approving conflicts of interests.

Committees of the Board of Directors

During fiscal 2008, there were three standing committees of the Board of Directors: the Audit Committee; the Corporate Governance Committee; and the Compensation Committee, each described below. Between meetings of the Board of Directors, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent. All of the directors on each committee are "independent" within the meaning of Section 803A of the AMEX Company Guide. All of the directors on the Audit Committee are "independent" within the meaning of NI 58-101 and all but one of the directors on the other committees are "independent" within the meaning of NI 58-101. The non-independent director on such committees is a non-management director.

Audit Committee

The Corporation has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is chaired by John M. Clark. Its other members as of the date of this Information Circular are C. Thomas Ogryzlo and Tracy A. Stevenson. W. Durand Eppler resigned as a member of the Audit Committee effective October 30, 2008. Each member of the Audit Committee is "independent" within the meaning of Rule 10A-3 of the Exchange Act, Section 803(B)(2) of the AMEX Company Guide and is "independent" and "financially literate" within the respective meaning of such terms in National Instrument 52-110 — Audit Committees ("NI 52-110"). In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002, the Board of Directors has identified John M. Clark as the "Audit Committee Financial Expert". No member of the Audit Committee has participated in the preparation of the financial statements of the Corporation, or any current subsidiary of the Corporation, at any time during the past three years. The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board of Directors, assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others,

(ii) the independent auditor's qualifications, independence and performance, (iii) the internal controls that management and the Board of Directors have established, (iv) the audit, accounting and financial reporting processes generally, and (v) compliance by the Corporation with legal and regulatory requirements. A copy of the Audit Committee Charter is available on the Corporation's website at www.vistagold.com. The Audit Committee met four times during the fiscal year ended December 31, 2008. Additional information about the Audit Committee is contained below under the heading "Audit Committee Report".

Corporate Governance Committee

The Corporate Governance Committee is chaired by C. Thomas Ogryzlo. Its other members as of the date of this Information Circular are John M. Clark, W. Durand Eppler and Tracy A. Stevenson. The Corporate Governance Committee's functions are to review the Corporation's governance activities and policies and to review, approve and monitor related party transaction involving the Corporation and also to review proposed nominees for the Board of Directors. The Corporate Governance Committee met two times during the fiscal year ended December 31, 2008.

The Corporate Governance Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices for directors. The Committee believes candidates for the Board of Directors should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Corporation and its shareholders; a willingness to devote the extensive time necessary to fulfill a director's duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the corporation in society. The Corporate Governance Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates. From time to time the Corporate Governance Committee recommends highly qualified candidates who are considered to enhance the strength, independence and effectiveness of the Board. Shareholders may submit recommendations in writing by letter addressed to the Chief Executive Officer of the Corporation or the Chairman of the Corporate Governance Committee. In addition, qualified persons may nominate directors at an annual general meeting. Persons qualified to make a nomination are either a shareholder entitled to vote at the meeting or a proxyholder with a proxy that specifically allows that proxyholder to nominate a director.

The Corporate Governance Committee reviews the size of the Board of Directors annually. A board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience. The Board of Directors believes that its present size effectively fulfills this goal. The Corporate Governance Committee recommended the nominees for directors.

The Corporation's Corporate Governance Committee Charter is available on the Corporation's website at www.vistagold.com.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Chairman, or one or more non-management directors by using the contact information provided on the Corporation's website under the headings "Management Team", "Board of Directors" and "Contact the Board of Directors". Shareholders also may send communications by letter addressed to the Chief Executive Officer of the Corporation at 7961 Shaffer Parkway, Suite 5, Littleton, CO 80127 or by contacting the Chief Executive Officer at (720) 981-1185. All communications addressed to the Chief Executive Officer will be received and reviewed by that officer. The receipt of concerns about the Corporation's accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

Compensation Committee

The Compensation Committee is chaired by W. Durand Eppler. Its other members as of the date of this Information Circular are John M. Clark, C. Thomas Ogryzlo and Tracy A. Stevenson. The Compensation Committee's functions are to review and make recommendations regarding the Corporation's compensation policies and programs, as well as salary and benefit levels for individual executives, to the Board of Directors. The Board of Directors, in turn, gives final approval on compensation matters.

The Compensation Committee meets at regularly scheduled times between meetings of the Board of Directors, and sometimes acts by unanimous written consent. The Compensation Committee met three times during the fiscal year ended December 31, 2008. The duties of the Compensation Committee are described in its charter, which is available on the Corporation's website at www.vistagold.com. The Compensation Committee Charter is reviewed annually by the Compensation Committee, in order to ensure continued compliance with its stated functions and policies.

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in 2001, as amended in 2005 and 2009, which is reviewed annually. Each member of the Audit Committee is "independent" within the meaning of the AMEX Company Guide and "independent" and "financially literate" within the meaning of such terms in NI 52-110. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002, the Board of Directors has identified John M. Clark as the "Audit Committee Financial Expert." A copy of the Audit Committee Charter is available on the Corporation's website at www.vistagold.com.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation's independent accountants. The Audit Committee is responsible for recommending to the Board of Directors that the Corporation's financial statements and the related management's discussion and analysis be included in its annual report. The Audit Committee took a number of steps in making this recommendation for fiscal year 2008. First, the Audit Committee discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as superseded by Statement of Auditing Standard 114 — the Auditor's Communication with Those Charged with Governance, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and received from PricewaterhouseCoopers LLP the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with the Corporation's management and PricewaterhouseCoopers LLP, the Corporation's audited consolidated balance sheets at December 31, 2008, and consolidated statements of income, cash flows and shareholders' equity for the fiscal year ended December 31, 2008. Based on the discussions with PricewaterhouseCoopers LLP concerning the audit, the independence discussions, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Corporation's financial statements and the related management's discussion and analysis be included in its 2008 Annual Report on Form 10-K.

Submitted on behalf of the Audit Committee
JOHN M. CLARK (Chairman) C. THOMAS OGRYZLO TRACY A. STEVENSON

Compensation Committee Report on Executive Compensation

Compensation Discussion and Analysis

Compensation Program Objectives

The Corporation's compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation's business. These policies and programs are intended to attract and retain capable and experienced people. The Compensation Committee's role and philosophy is to ensure that the Corporation's compensation goals and objectives, as applied to the actual compensation paid to the Corporation's Chief Executive Officer and other executive officers, are aligned with the Corporation's overall business objectives and with shareholder interests.

In addition to industry comparables and industry compensation surveys, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall financial and operating performance of the Corporation and the Compensation Committee's assessment of each executive's individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through the Corporation's incentive policy.

Role of Executive Officers in Determining Compensation

The Compensation Committee of the Board of Directors reviews and recommends compensation policies and programs to the Corporation, as well as salary and benefit levels for its executives. The President and Chief Operating Officer of the Corporation and the Executive Chairman and Chief Executive Officer of the Corporation may not be present during meetings of the Compensation Committee at which their compensation is being discussed. The Board of Directors makes the final determination regarding the Corporation's compensation programs and practices.

Elements of Our Compensation Program for Fiscal Year 2008

The total compensation plan for executive officers is comprised of three components: base salary, an incentive payment and stock options. The Corporation does not presently have a long-term incentive plan for its Named Executive Officers (defined below). There is no policy or target regarding allocation between cash and non-cash elements of the Corporation's compensation program. The Compensation Committee reviews annually the total compensation package of each of the Corporation's executives on an individual basis, against the backdrop of the compensation goals and objectives described above, and makes recommendations to the Board of Directors concerning the individual components of their compensation.

Base Salary:

As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. Salaries for our executive officers are normally reviewed annually to reflect external factors such as inflation as well as overall corporate performance and the results of internal performance reviews.

Incentive Payments:

The Corporation's incentive policy generally allows executive officers and management personnel to earn discretionary incentive payments based on a percentage of his or her base salary, two-thirds of which is based upon individual performance and one-third of which is based upon the performance of the Corporation. All executive officers and management personnel participate in this policy, except Mr. Richings, the Executive Chairman and Chief Executive Officer of the Corporation and Mr. Earnest, the President and Chief Operating Officer of the Corporation who are entitled to earn a discretionary incentive payment in an amount determined annually by the Board of Directors.

Following the end of each fiscal year, the Compensation Committee makes a recommendation to the Board of Directors regarding the appropriate incentive payments for the executive officers and management personnel. The Compensation Committee and the Board of Directors will consider the corporate goals established each year, the Corporation's performance relative to those goals and the ability of the Corporation to pay a bonus in making these determinations. In 2008, incentive payments totalling $45,000 were paid to executive officers of the Corporation.

Stock Options:

The Stock Option Plan is intended to emphasize management's commitment to the growth of the Corporation and the enhancement of shareholders' equity through, for example, improvements in operating results, resource base and share price increments.

The Stock Option Plan provides for grants to directors, officers, employees and consultants of the Corporation or its subsidiaries, of options to purchase Common Shares. Subject to applicable stock exchange requirements, the maximum number of Common Shares which may be reserved, set aside and made available for issue under, and in accordance with, the Stock Option Plan is a variable number equal to 10% of the total number of Common Shares issued and outstanding as of the date of the grant on a non-diluted basis. The maximum number of Common Shares that may be reserved for issuance to any individual under the Stock Option Plan is that number of Common Shares that is equivalent to 5% of the Common Shares issued and outstanding from time to time. Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation or its subsidiaries who are eligible to receive stock options under the Stock Option Plan ("Optionees"), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on either the American Stock Exchange (now named AMEX) or the Toronto Stock Exchange (the "TSX"), at the Board of Directors' discretion, on the day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant. Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of an Optionee. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

Pursuant to the terms of our Stock Option Plan, if any Optionee ceases to be a director, officer or employee of the Corporation or its subsidiaries, as a result of termination for "cause" (as defined in the Stock Option Plan), all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, his or her options may be exercised up to, but not after, the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date of the option. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to, but not after, the earlier of 90 days from the date of death or the expiry date of such option.

The Board of Directors may from time to time, subject to any applicable securities laws and any required prior regulatory approval, suspend, terminate or discontinue the Stock Option Plan at any time, or amend or revise the terms of the Stock Option Plan or of any option granted under the Stock Option Plan and the option agreement relating thereto, provided that no such amendment, revision, suspension, termination or discontinuance shall in any manner adversely affect any options previously granted to an Optionee without the consent of that Optionee.

A complete copy of the Stock Option Plan, with proposed amendments is attached as Appendix "C".

Perquisites and Other Personal Benefits:

The Corporation's Named Executive Officers are not generally entitled to significant perquisites or other personal benefits not offered to our employees. The Corporation does sponsor a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), which is described further under the heading "— Pension and Retirement Savings Plans".

Compensation for our Named Executive Officers in 2008

Our Named Executive Officers for the fiscal year ended December 31, 2008 were Michael B. Richings (Executive Chairman and Chief Executive Officer), Frederick H. Earnest (President and Chief Operating Officer), Gregory G. Marlier (Chief Financial Officer) and Howard M. Harlan (Vice President, Business Development). Mr. Richings served as our President and Chief Executive Officer until July 30, 2007, at which time he was appointed to his present position. Mr. Earnest, who served previously as Senior Vice President, Project Development, was appointed President and Chief Operating Officer effective August 1, 2007. Mr. Harlan resigned as Vice President, Business Development effective April 4, 2008.

The compensation of Mr. Richings, the Executive Chairman and Chief Executive Officer of the Corporation, is determined in the same manner as for other executive officers (as described above). Under the employment contract between the Corporation and Mr. Richings, Mr. Richings is entitled to receive a base salary, an annual discretionary incentive bonus, five weeks' vacation time and various minor perquisites. In addition, Mr. Richings is entitled to receive stock options under the Stock Option Plan. Further details regarding the compensation received by Mr. Richings during 2008 are outlined under the heading "— Summary Compensation Table".

Effects of Regulatory Requirements on Executive Compensation

Section 409A of the Code generally affects the granting of most forms of deferred compensation which were not earned and vested prior to 2005. Our compensation program is designed to comply with the final regulations of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Code, and we anticipate that the Compensation Committee will continue to design and administer our compensation programs accordingly.

Various rules under current generally accepted accounting practices impact the manner in which the Corporation accounts for grants of stock options to employees, including executive officers, on its financial statements. While the Compensation Committee reviews the effect of these rules (including SFAS 123(R)) when determining the form and timing of grants of stock options to the Corporations' employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

Compensation Committee Report on Executive Compensation

The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Corporation that this Compensation Discussion and Analysis be included in this Information Circular.

Submitted on behalf of the Compensation Committee
W. DURAND EPPLER (Chairman) JOHN M. CLARK C. THOMAS OGRYZLO TRACY A. STEVENSON

The above filed report of the Compensation Committee will not be deemed to be "soliciting material" or to be "filed" with the United States Securities and Exchange Commission, nor shall such information be incorporated by reference in any of our filings under the United States Securities Act of 1933 or the United States Securities and Exchange Act of 1934, each as amended, except to the extent that we specifically so incorporate the same be reference.

Summary Compensation Table

The table below sets forth all compensation awarded to, paid to or earned by our President and Chief Operating Officer, Executive Chairman and Chief Executive Officer, Chief Financial Officer and each of our three other most highly compensated executive officers for the fiscal year indicated. These officers are referred to in this Information Circular as our "Named Executive Officers".

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Option Awards(1)(2) ($) (f)	All Other Compensation(3)(4) ($) (i)	Total ($) (j)
MICHAEL B. RICHINGS	2008	183,333	nil	282,895	7,333	473,561
Executive Chairman and	2007	214,958	50,000	248,395	9,417	522,770
Chief Executive Officer(5)	2006	165,992	46,250	27,179	6,650	246,071
FREDERICK H. EARNEST	2008	202,083	nil	151,465	8,083	361,631
President and Chief	2007	180,835	35,000	346,214	7,933	569,982
Operating Officer(6)	2006	42,444	8,493	257,449	nil	308,386
GREGORY G. MARLIER	2008	151,000	nil	81,916	6,040	238,956
Chief Financial Officer	2007	142,329	16,920	107,731	5,885	272,865
	2006	116,149	24,500	27,179	5,589	173,417
HOWARD M. HARLAN	2008	31,320	45,000	18,552	3,048	97,920
Vice President, Business	2007	101,787	17,250	61,793	4,940	185,770
Development(7)	2006	97,762	20,000	27,179	3,767	143,708

(1)
All securities under option are for Common Shares of the Corporation. No stock appreciation rights are outstanding.

(2)
The amounts in this column represent the dollar amounts recognized for financial statement reporting purposes for the Corporation's most recent financial year ended December 31, 2008, in accordance with FAS 123(R), of options granted pursuant to our Stock Option Plan. As a result, amounts shown include options granted in and prior to 2008. Assumptions used in the calculation of these amounts are included in footnote 9 to the Corporation's audited financial statements for the financial year ended December 31, 2008, as included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 13, 2009.

(3)
Perquisites and other personal benefits for the most recently completed financial year do not exceed $10,000 for any of the Named Executive Officers unless otherwise noted.

(4)
Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pension and Retirement Savings Plans".

(5)
Mr. Richings served as President and Chief Executive Officer of the Corporation until July 31, 2007 at which time Mr. Earnest was appointed as President and Chief Operating Officer with Mr. Richings remaining as Chief Executive Officer. Mr. Richings was appointed to the additional position of Executive Chairman on November 6, 2007.

(6)
Mr. Earnest was Senior Vice President, Project Development of the Corporation from September 22, 2006 to July 31, 2007. On August 1, 2007, Mr. Earnest became President and Chief Operating Officer of the Corporation.

(7)
Mr. Harlan resigned as Vice President, Business Development effective April 4 2008.

Executive Employment Agreements

Employment Agreement with Michael B. Richings.    Michael B. Richings, Executive Chairman and Chief Executive Officer of the Corporation, has been engaged under an employment contract with the Corporation and Vista Gold (US), Inc., a wholly-owned subsidiary of the Corporation, effective January 1, 2005.

Pursuant to the terms of his employment contract, Mr. Richings was to receive a base salary of $175,000 and annual discretionary incentive payments. On August 4, 2008, Mr. Richings' base salary was adjusted from $100,000 to $300,000 based on the change in his position with the Corporation. Grant of any such incentive payment shall be in the sole discretion of our Board of Directors and shall be earned only after grant thereof by the Board of Directors. Mr. Richings' eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Richings is also entitled to five weeks' vacation time and other benefits made available to our senior executive officers, including participation in any benefit plans and policies.

In addition, in 2008, the Corporation granted to Mr. Richings a five-year option to purchase 150,000 Common Shares in accordance with the Stock Option Plan. See "— Outstanding Equity Awards and Options Exercised as at December 31, 2008 Table" for a description of vesting and other terms applicable to Mr. Richings' option.

Employment Agreement with Gregory G. Marlier.    Gregory G. Marlier, Chief Financial Officer of the Corporation, has been engaged under an employment contract dated June 1, 2004. Effective as of July 31, 2006, Mr. Marlier entered into a new agreement with the Corporation and Vista Gold (US) Inc., its wholly-owned subsidiary, pursuant to which Mr. Marlier agreed to serve as Chief Financial Officer of the Corporation and of Vista Gold (US) Inc. Effective March 17, 2009, Mr. Marlier's employment agreement was amended and restated. Mr. Marlier's employment contract provides that it shall automatically renew each year, unless the Corporation confirms that it does not wish to renew the agreement at least 60 days before December 31 of each year.

Pursuant to the terms of his employment contract, Mr. Marlier is to receive an annual base salary of $165,000 and annual discretionary incentive payments. Grant of any such incentive payment shall be in the sole discretion of our Board of Directors and shall be earned only after grant thereof by the Board of Directors. Mr. Marlier's eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Marlier is also eligible to receive other benefits made available to our senior executive officers, including participation in any benefit plans and policies.

In addition, during 2008, the Corporation granted to Mr. Marlier a five-year option to purchase 50,000 Common Shares in accordance with the Stock Option Plan. See "— Outstanding Equity Awards and Options Exercised as at December 31, 2008 Table" for a description of vesting and other terms applicable to Mr. Marlier's option.

Employment Agreement with Frederick H. Earnest.    Frederick H. Earnest has been engaged under an employment contract effective September 22, 2006, pursuant to which he was initially engaged to serve as Senior Vice President of Project Development of the Corporation and Vista Gold (US) Inc., its wholly-owned subsidiary. Effective as of August 1, 2007, Mr. Earnest serves as President and Chief Operating Officer of the Corporation and of Vista Gold (US) Inc. Effective March 17, 2009, Mr. Earnest's employment agreement was amended and restated.

Pursuant to the terms of his employment contract, Mr. Earnest is to receive an annual base salary of $240,000 and annual discretionary incentive payments. Grant of any such incentive payment shall be in the sole discretion of our Board of Directors and shall be earned only after grant thereof by the Board of Directors. Mr. Earnest's eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Earnest is also eligible to receive other benefits made available to our senior executive officers, including participation in any benefit plans and policies.

In addition, in 2008, the Corporation granted to Mr. Earnest a five-year option to purchase 100,000 Common Shares in accordance with the Stock Option Plan. See "— Outstanding Equity Awards and Options Exercised as at December 31, 2008 Table" for a description of vesting and other terms applicable to Mr. Earnest's option.

Employment Agreement with Howard M. Harlan.    Howard M. Harlan, former Vice President, Business Development of the Corporation, was engaged under an employment contract, effective July 31, 2006, with the Corporation and Vista Gold (US) Inc., its wholly-owned subsidiary. Mr. Harlan's employment contract provided that it was subject to annual review after December 31, 2008.

Pursuant to the terms of his employment contract, Mr. Harlan was to receive an annual base salary of $100,000 and annual discretionary incentive payments up to a maximum amount of 15% of his base salary in any calendar year. On July 31, 2007, Mr. Harlan's base salary was increased to $115,000. Grant of any such incentive payment was in the sole discretion of our Board of Directors and was earned only after grant thereof by the Board of Directors. Mr. Harlan's eligibility to receive such incentive payment was conditioned upon his continued employment, both at the time the Board of Directors considered the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Harlan was also eligible to receive other benefits made available to our senior executive officers, including participation in any benefit plans and policies.

Mr. Harlan retired effective April 4, 2008. Following his retirement, Mr. Harlan entered into a consulting agreement that governs the terms of any ongoing services he may provide to the Corporation. Under this consulting agreement, Mr. Harlan was paid consulting fees of $5,925 in 2008.

Grants of Plan Based Awards as at December 31, 2008 Table

A summary of plan-based awards granted during the year ended December 31, 2008 to Named Executive Officers is set out in the table below. All grants are of stock options to acquire Common Shares of the Corporation.

Name (a)	Grant Date (b)	All Other Option Awards: Number of Securities Underlying Options (j)	Exercise or Base Price of Option Awards(1) ($/sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
MICHAEL B. RICHINGS Executive Chairman and Chief Executive Officer	08/14/08	150,000	$3.22	$1.30
FREDERICK H. EARNEST President and Chief Operating Officer	08/14/08	100,000	$3.22	$1.30
GREGORY G. MARLIER Chief Financial Officer	08/14/08	50,000	$3.22	$1.30
HOWARD M. HARLAN Vice President, Business Development	—	—	—	—

(1)
Pursuant to the terms of the Corporation's Stock Option Plan, the exercise price for Common Shares underlying grants awarded under the Plan is not less than the closing market price of the Corporation's Common Shares on either the TSX or the AMEX as of the day prior to the date of the grant.

The reported high and low trading prices of the Corporation's Common Shares on the TSX and the AMEX for the 30 days prior to the date of the grants of the options referred to above are set out in the table below.

	Toronto Stock Exchange				NYSE Amex
	High		Low		High	Low
07/15/08 - 08/13/08	Cdn.$	5.06	Cdn.$	3.00	$4.82	$2.75

Outstanding Equity Awards and Options Exercised as at December 31, 2008 Table

Except for the 23,712 options exercised by Howard Harlan, there were no option exercises by any of the Named Executive Officers during the year ended December 31, 2008. No stock appreciation rights are outstanding.

A summary of the number and the value of the outstanding equity awards at December 31, 2008 held by Named Executive Officers is set out in the table below.

	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)
MICHAEL B. RICHINGS	123,304	nil	2.95	11/08/09
Executive Chairman and	9,484	nil	6.84	07/30/11
Chief Executive Officer	75,000	nil	4.58	07/29/12
	60,000	nil	7.45	11/05/12
	75,000	75,000	3.22	08/14/13
FREDERICK H. EARNEST	94,849	nil	6.53	09/21/11
President and Chief	100,000	nil	4.58	07/29/12
Operating Officer	50,000	50,000	3.22	08/14/13
GREGORY G. MARLIER	56,909	nil	2.42	08/08/09
Chief Financial Officer	9,484	nil	6.84	07/03/11
	60,000	nil	4.58	07/29/12
	25,000	25,000	3.22	08/14/13
HOWARD M. HARLAN	9,484	nil	2.63	05/07/09
Vice President,	18,969	nil	2.95	11/08/09
Business Development	9,484	nil	6.84	07/30/11
	30,000	nil	4.58	07/29/12

Option Exercises and Stock Vested as at December 31, 2008 Table

Option Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)
MICHAEL B. RICHINGS Executive Chairman and Chief Executive Officer	—	—
FREDERICK H. EARNEST President and Chief Operating Officer	—	—
GREGORY G. MARLIER Chief Financial Officer	—	—
HOWARD M. HARLAN Vice President, Business Development	23,712	1,432

Pension and Retirement Savings Plans

The Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the Code, which is available to permanent US-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries. The Corporation has no plans to provide pension or other retirement benefits.

Nonqualified Deferred Compensation

The Corporation has no plans that provide for deferred compensation to its executive officers.

Termination of Employment, Change in Responsibilities and Employment Contracts

Payments Upon Termination or Change in Responsibilities

Each of the employment agreements with the Named Executive Officers described above contain provisions which entitle them to payments following termination or alteration of their employment with the Corporation in certain circumstances, as described below.

Under the terms of Mr. Richings employment contract, Mr. Richings may be terminated (i) by the Corporation without "just cause" (as defined below), provided that we continue to pay his base salary, currently equal to $300,000, for a period of 12 months following such termination, or (ii) by Mr. Richings for any reason upon 30 days' notice to the Corporation. In addition, in the event of a "substantial adverse change" (as defined below) in Mr. Richings' employment without cause, the Corporation must continue to pay his base salary, accrued vacation pay, employer contributions to his retirement savings plan and employer-paid benefits for a period of 12 months following the occurrence of such substantial adverse change. In the case of Mr. Richings' termination by the Corporation without cause or the occurrence of a substantial adverse change in his employment without cause, Mr. Richings may elect to receive a lump sum payment of $356,599, representing 12 months of salary, vacation pay, employer contribution to his retirement savings plan, and employer-paid benefits calculated based on current levels.

Pursuant to the terms of Mr. Marlier's employment contract, in the event of a "fundamental change" (as defined below) in his employment or termination of his employment without "just cause" (as defined below), Mr. Marlier will be entitled to continuation of his salary, accrued vacation pay, employer contributions to his retirement savings plan, and employer-paid benefits for six months after such fundamental change or termination (currently equal to $107,355). Alternatively, Mr. Marlier may elect to receive a lump sum payment of this amount.

Pursuant to the terms of Mr. Earnest's employment contract, in the event of a "substantial adverse change" (as defined below) in Mr. Earnest's employment or termination of his employment by the Corporation without "just cause" (as defined below), Mr. Earnest will be entitled to continuation of his salary, accrued vacation pay, employer contributions to his retirement savings plan and employer-paid benefits for 12 months after such substantial adverse change or termination (currently equal to $293,803). Alternatively, Mr. Earnest may elect to receive a lump sum payment of this amount.

As used in each of the employment contracts with Messrs. Richings, Marlier and Earnest, "just cause" includes any of their (i) failure to perform their respective duties in a satisfactory manner, as determined by our Board of Directors, (ii) death or permanent disability, (iii) breach of any fiduciary duty owed to the Corporation, or (iv) conviction in a criminal proceeding.

As used in the employment contract with Mr. Marlier, "fundamental change" means (i) an adverse change in any of his duties, powers, salary or benefits, (ii) a diminution of his title, or (iii) a change in the metropolitan area in which he is regularly required to carry out the terms of his employment, in each case as compared to the status of such matters as of the effective date of the agreement.

As used in Mr. Richings' and Mr. Earnest's employment contracts, "substantial adverse change" means (i) a material adverse change in any of their respective duties, powers, rights, discretion, salary or benefits, or (ii) a diminution of their respective titles, in each case as compared to the status of such matters at the effective date of their applicable agreement.

For a description of the treatment of outstanding options held by Named Executive Officers upon termination, see "— Compensation Discussion and Analysis — Elements of Our Compensation Program for Fiscal Year 2008 — Stock Options".

Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of their employment, resignation or retirement, following a change of control of the Corporation, or in the event of a change in responsibilities following any such change of control.

Compensation of Directors

The following table sets forth a summary of the compensation received by the directors of the Corporation during fiscal year ended December 31, 2008.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)(1)	Total ($) (h)
JOHN CLARK	23,875	—	44,812	68,687
W. DURAND EPPLER	21,000	—	44,812	65,812
C. THOMAS OGRYZLO	21,000	—	44,812	65,812
TRACY A. STEVENSON	21,000	—	44,812	65,812

(1)
The grant date fair value of each Option Award is $1.30.

During the first three quarters of the fiscal year ended December 31, 2008, directors of the Corporation received a fee of $5,000 per quarter, except the Chair of the Audit Committee who was paid $5,625 per quarter. During the last quarter of the fiscal year ended December 31, 2008, the directors received a fee of $6,000 for that quarter, except the Chair of the Audit Committee who was paid $7,000 for the quarter. In addition, each director was granted options to purchase 50,000 Common Shares. All such options were granted pursuant to the Stock Option Plan and vest over a one-year period. The Corporation also reimburses directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 2008 (i) to the directors of the Corporation, in their capacity as directors of the Corporation and any of its subsidiaries, was $86,875, and (ii) to the officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn.$150,000 was $637,240. This sum includes compensation paid to executive officers pursuant to the cash incentive plan of $45,000 and retirement savings plan of $24,504.

Securities Reserved For Issuance Under Equity Compensation Plans

The following table sets out information relating to the Corporation's equity compensation plans as at December 31, 2008. The Corporation's only equity compensation plan is the Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	2,234,747	$4.34	1,212,836
Equity compensation plans not approved by securityholders	N/A	N/A	N/A

Total	2,234,747	$4.34	1,212,836

Indebtedness of Directors and Senior Officers

None of the directors, senior officers, nor any individual who was at any time during the most recently completed financial year a director or senior officer, nor any associates or affiliates of the foregoing persons is as of the date hereof indebted to the Corporation.

Director and Officer Liability Insurance

The Corporation has purchased and maintains insurance in the amount of $15 million for the benefit of the directors and officers of the Corporation against liabilities incurred by such persons as directors and officers of the Corporation and its subsidiaries, except where the liability relates to such person's failure to act honestly and in good faith with a view to the best interests of the Corporation. The annual premium paid by the Corporation for this insurance in respect of the directors and officers as a group is $220,324. No premium for this insurance is paid by the individual directors and officers. The insurance contract underlying this insurance does not expose the Corporation to any liability in addition to the payment of the required premiums.

Orders, Penalties and Settlement Agreements

Except as disclosed below, to the knowledge of the Corporation, no proposed director of the Corporation:

  (a)
  is, as at the date of this Information Circular, or was within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation), that:

  (i)
  was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer, or

  (ii)
  was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes of subsection (a), "order" means:

    (i)
    a cease trade order;

    (ii)
    an order similar to a cease trade order; or

    (iii)
    an order that denied the relevant company access to any exemption under securities legislation, that was in effect for more than 30 consecutive days.

•
John Clark was a director of Marketvision Direct Inc. when it was cease traded by the British Columbia and Ontario Securities Commissions for failure to file and deliver to shareholders its annual financial statements for the year ended June 30, 2001 and the first quarter interim financial statements for the period ended September 30, 2001. The Ontario Securities Commission issued its cease trade order on December 5, 2001. The cease trade order was subsequently revoked on March 11, 2002 following the filing of the financial statements as required. The British Columbia Securities Commission issued their order on December 7, 2001 and revoked it on February 1, 2002.

•
C. Thomas Ogryzlo was a director of Plata-Peru Resources Inc. when it was cease traded by the Ontario and Alberta Securities Commissions for failing to file financial statements for the fiscal year ended December 31, 1998. The final order to cease trade came into effect on June 24, 1999. The company remains cease traded. In 2005, the company updated its financial statements and notified the exchange of its intention, that subject to shareholders approval the assets of the company would be sold. Subsequent to receiving shareholders approval the assets of the company were sold.

To the knowledge of the Corporation, no proposed director of the Corporation is, as at the date of this Information Circular, or has been within the 10 years before the date of this Information Circular, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the knowledge of the Corporation, no proposed director of the Corporation has, within 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director of the Corporation.

To the knowledge of the Corporation, no proposed director of the Corporation has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

Interest of Certain Persons in Material Transactions and Matters to be Acted Upon

Except as otherwise described in this Information Circular, no director or executive officer of the Corporation who has served in such capacity since the beginning of the last financial year, any proposed nominee for director, or any associate or affiliate of such person, and to the best of the knowledge of management of the Corporation, no person that has direct or indirect beneficial ownership of more than 5% of the issued Common Shares of the Corporation and no associate or affiliate of any such person, had any material interest, directly or indirectly, in any transaction within the past year, or in any proposed transaction, which has affected or would materially affect the Corporation or any of its subsidiaries or in any matter to be acted upon at the Meeting other than the election of directors or the appointment of auditors of the Corporation. Without limiting the generality of the foregoing, there have been no transactions since the beginning of the Corporation's last financial year, nor are there any currently proposed transactions, in which the Corporation was or is to be a participant and the amount involved exceeds $120,000, and in which any director, executive officer or other person as set forth in the preceding sentence, had or will have a direct or indirect material interest.

Review, Approval or Ratification of Transactions with Related Parties

The Corporation has adopted a written policy for the review of transactions with related persons. The policy requires review, approval or ratification of all transactions in which the Corporation is a participant and in which any of the Corporation's directors, executive officers, significant shareholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. As set forth in the policy, the pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Corporation's proxy statement pursuant to SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Corporate Governance Committee of the Board of Directors. Transactions deemed to be pre-approved are not required to be reported to the Committee, except that transactions in the ordinary course of business must be submitted to the Committee for review at its next following meeting.

Following its review, the Corporate Governance Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Corporation and its shareholders, taking into consideration whether they are on terms no less favourable to the Corporation than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Corporate Governance Committee may establish guidelines for the Corporation's management to follow in its ongoing dealings with the related person.

Management Contracts

There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors, senior officers or managers of the Corporation. The Corporation has entered into employment agreements with each of Michael B. Richings, Executive Chairman and Chief Executive

Officer, Gregory G. Marlier, Chief Financial Officer, and Frederick H. Earnest, President and Chief Operating Officer, as set forth above under "Termination of Employment, Change in Responsibilities and Employment Contracts."

Shareholder Proposals

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation's principal executive offices not less than 120 calendar days before the anniversary date of the Corporation's management information and proxy circular released to the Corporation's shareholders in connection with the previous year's annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year's meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be November 13, 2009. If a shareholder proposal is not submitted to the Corporation by November 13, 2009, the Corporation may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Corporation by January 27, 2010 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

Other Matters

Management of the Corporation knows of no other matters, which will be brought before the Meeting other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

Dissenters' Rights of Appraisal

No action is proposed herein for which the laws of the Yukon Territory, the Articles or By-laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's Common Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation's officers and directors, and persons who own more than 10% of the Corporation's Common Shares, to file reports of ownership and changes of ownership of such securities with the United States Securities and Exchange Commission. Based solely on a review of such reports, the Corporation believes that all filing requirements applicable to the Corporation's officers, directors and holders of more than 10% of the Corporation's Common Shares were complied with during the 2008 fiscal year.

Additional Information and Availability of Documents

The Corporation will provide to any person or corporation, upon request, one copy of any of the following documents:

  (a)
  the Corporation's latest Annual Report on Form 10-K or annual information form, together with any document, or the pertinent pages of any document, incorporated therein by reference;

  (b)
  the comparative financial statements and management's discussion and analysis of the Corporation for the Corporation's most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management's discussion and analysis of the Corporation subsequent to the financial statements for the Corporation's most recently completed financial year; and

  (c)
  this Information Circular.

Copies of the above documents will be provided by the Secretary of the Corporation, upon request, by mail at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, V7X 1T2; by phone at 1-866-981-1185; or by email at investorrelations@vistagold.com, free of charge to shareholders of the Corporation. Copies of the foregoing documents are also available on the Corporation website at www.vistagold.com or the Corporation may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Corporation and who requests a copy of any such document. Financial information relating to the Corporation is provided in the Corporation's comparative financial statements and management's discussion and analysis for its most recently completed financial year. Additional information relating to the Corporation is on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

If you would like directions to the Meeting, contact the Corporation through the methods described above.

Multiple Shareholders Sharing the Same Address

Recent changes in the regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Corporation and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the 2009 Annual General Meeting, or the Corporation's Annual Report on Form 10-K for the year ended December 31, 2008, the shareholder may receive copies by contacting the Executive Chairman and Chief Executive Officer of the Corporation at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Corporation in the same manner. Persons holding shares through a broker can request a single copy by contacting the broker.

Board of Directors Approval

The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

DATED at Littleton, Colorado, this 30th day of March, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

MICHAEL B. RICHINGS Executive Chairman and Chief Executive Officer

 APPENDIX "A"

FORM OF PROXY

[See attached.]

Vista Gold Corp.	9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class
Holder Account Number

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Form of Proxy - Annual General Meeting to be held on May 4, 2009

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.
Every registered shareholder has the right to appoint some other person or company of their choice, who need not be a shareholder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.
If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.
This proxy should be signed in the exact manner as the name(s) appear(s) on this proxy.

4.
If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management or its agent to the shareholder.

5.
A registered shareholder may direct the manner in which his or her shares are voted or withheld from voting in accordance with the instructions of the registered shareholder, by marking this proxy accordingly. Where no choice is specified, or in the absence of certain instructions, the shares represented by this proxy will be voted For the resolutions.

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6.
The shares represented by this proxy will be voted for or withheld from voting in accordance with the instructions of the registered shareholder, on any ballot that may be called for and, if the registered shareholder has specified a choice with respect to any matter to be acted on, the shares will be voted accordingly.

7.
This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8.
This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 4:30 p.m., Toronto Time, on Friday, May 1, 2009, or no later than 48 hours (excluding Saturdays, Sundays and holidays)
before any adjournment or postponement of the meeting.

+	+

Appointment of Proxyholder

The undersigned, a "Registered Shareholder" of Vista Gold Corp. (the "Company") hereby appoint: Michael B. Richings, or failing him, Gregory G. Marlier,	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, FOR each matter) and all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia on Monday, May 4, 2009 at 10:00 a.m. (Vancouver Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY  HIGHLIGHTED TEXT  OVER THE BOXES.

1. Election of Directors
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	For	Withhold		For	Withhold		For	Withhold
01. John M. Clark	☐	☐	02. W. Durand Eppler	☐	☐	03. C. Thomas Ogryzlo	☐	☐
04. Tracy A. Stevenson	☐	☐	05. Michael B. Richings	☐	☐	06. Frederick H. Earnest	☐	☐

2. Appointment of Auditor
	For	Withhold
Appointment of PricewaterhouseCoopers LLP as Auditor of the Company to hold office until the close of the next Annual General Meeting of the Company or until a successor is appointed and authorizing the Board of Directors through the Audit Committee to fix their remuneration.	☐	☐

3. Amendment to Stock Option Plan
	For	Against
To approve an ordinary resolution relating to making certain amendments to the Stock Option Plan, all as described in the accompanying information and proxy circular.	☐	☐

4. Approval of All Unallocated Options Under the Stock Option Plan
	For	Against
To approve an ordinary resolution approving all unallocated options under the Stock Option Plan, all as described in the accompanying information and proxy circular.	☐	☐

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Authorized Signature(s) — This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted For each resolution.

Signature(s)

Date

☐	0 5 7 9 2 8	A R 0	V G Z Q	+

 APPENDIX "B"

PROPOSED RESOLUTIONS

Resolutions to Approve Amendments to the Stock Option Plan

"BE IT RESOLVED, as an ordinary resolution, that:

  1.
  the amendments to the Corporation's Stock Option Plan to provide for the automatic extension of the expiry date of options that expire during a blackout period imposed by the Corporation and to replace references to the "American Stock Exchange" with the "NYSE Amex" are hereby ratified, approved and confirmed; and

  2.
  any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions."

Resolutions to Approve All Unallocated Options Under the Stock Option Plan

"BE IT RESOLVED, as an ordinary resolution, that:

  1.
  all unallocated options under the Corporation's Stock Option Plan are hereby ratified, approved and confirmed until May 4, 2012; and

  2.
  any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions."

B-1

APPENDIX "C"

VISTA GOLD CORP.

STOCK OPTION PLAN

November 1996, as amended November 1998, May 2003, May 2005, May 2006 and May 2009

1.             PURPOSE OF THE PLAN

                The purpose of the Stock Option Plan (the "Plan") is to assist Vista Gold Corp. (the "Corporation") in attracting, retaining and motivating directors, officers and employees of the Corporation and of its subsidiaries and other persons providing consulting or other services to the Corporation and to more closely align the personal interests of such persons with those of the shareholders by providing them with the opportunity to purchase Common Shares ("Shares") in the capital of the Corporation through options to purchase Shares ("Options").

2.             IMPLEMENTATION

                The Plan and the grant and exercise of any Options under the Plan are subject to compliance with all applicable securities laws and regulations and rules promulgated thereunder (including the requirements of section 16 of the Securities Exchange Act of 1934 (the "1934 Act") and Rule 16b-3 thereunder) and with the requirements of each stock exchange on which the Shares are listed at the time of the grant of any Options under the Plan and of any governmental authority or regulatory body to which the Corporation is subject (collectively "Securities Laws").

3.             ADMINISTRATION

                The Plan shall be administered by the Board of Directors of the Corporation which shall, without limitation, have full and final authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan.

4.             MAXIMUM NUMBER OF OPTIONED SHARES RESERVED UNDER THE PLAN

                Subject to the applicable requirements of each stock exchange on which the Shares are listed, the maximum number of Shares which may be issuable pursuant to Options granted under the Plan shall be equal to, but shall not exceed at any time, 10% of the total number issued and outstanding Shares of the Corporation as of the date of the grant on a non-diluted basis. The maximum number of Shares that may be reserved for issuance to any individual under the Plan is that number of Shares that is equivalent to 5% of the Shares issued and outstanding from time to time. If Options granted to an individual under the Plan shall expire or terminate for any reason without having been exercised in respect of certain Shares, such Shares may be made available for purchase upon exercise of other Options to be granted under the Plan.

5.             ELIGIBILITY

                Options may be granted under the Plan to such directors, officers and employees of the Corporation and of its subsidiaries and, subject to applicable Securities Laws, to such other persons providing consulting or other services to the Corporation as the Board of Directors may from time to time designate as participants (collectively the "Participants" and individually a "Participant") under the Plan. Subject to the provisions of the Plan, the total number of Shares to be made available under the Plan and to each Participant, the time or times and price or prices at which Options shall be granted, the time or times at which such Options are exercisable, and any conditions or restrictions on the exercise of Options, shall be in the full and final discretion of the Board of Directors.

6.             TERMS AND CONDITIONS

                All Options under the Plan shall be granted upon and subject to the terms and conditions hereinafter set forth.

6.1           Option Agreement

                All Options shall be granted under the Plan by means of an agreement (the "Option Agreement") between the Corporation and each Participant substantially in the form set out in Schedule A attached hereto, and which shall first be approved by the Board of Directors with such changes to such form as the Board of Directors may approve, such approval to be conclusively evidenced by the execution of the Option Agreement by the President or any two directors or officers of the Corporation.

6.2           Exercise Price

                The price (the "Exercise Price") payable in cash at the time of exercise of an Option by a Participant for any Optioned Share will be not less than the price of an Optioned Share as recorded at the close of business on the Toronto Stock Exchange or the NYSE Amex (formerly named the American Stock Exchange), as selected by the Board of Directors, on the last trading day preceding the date a resolution of the Board of Directors was passed or consented to in writing granting the Option and authorizing the Corporation to enter into the Option Agreement. Subject to regulatory approval and applicable Securities Laws, the Exercise Price under any Option may be amended at any time with the consent of the Participant by resolution of the Board of Directors, in which event the relevant Option Agreement shall be deemed to be amended accordingly.

6.3           Length of Grant and Automatic Extension of Expiry Date

                Subject to paragraphs 6.8 through 6.12 inclusive, all Options granted under the Plan shall expire not later than that date which is 10 years from the date such Options were granted.

        If the expiry date of an Option occurs during a Blackout Period (as defined below), such expiry date shall deemed to be extended to the date that is the 10th business day after the last day of the applicable Blackout Period. For the purposes of this Plan, "Blackout Period" means, with respect to an Option, any period during which the holder of the Option is not permitted to trade Shares pursuant to the policies of the Corporation.

6.4           Non-Assignability of Options

                An Option granted under the Plan shall not be transferable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by a Participant other than by will or other testamentary instrument or the laws of succession or administration and may be exercisable during the lifetime of the Participant only by such Participant.

6.5           Exercise of Options

                Each Participant, upon becoming entitled to exercise the Option in respect of any Shares in accordance with the Option Agreement relating thereto, shall thereafter be entitled to exercise the Option to purchase such Shares at any time or times after such Options vest and become exercisable in accordance with the Option Agreement relating thereto and prior to the expiration or other termination of the Option in accordance with the Option Agreement.

6.6           Exercise and Payment

                Any Option granted under the Plan may be exercised in whole or in part by a Participant or, if applicable, the legal representative of a Participant by delivering to the Corporation at its registered office written notice specifying the number of Shares in respect of which such Option is being exercised, accompanied by payment (by cash or certified cheque payable to the Corporation) of the entire Exercise Price (determined in accordance with the Option Agreement) for the number of Shares specified in the notice. Upon the exercise of an Option by a Participant the Corporation shall cause the transfer agent and registrar of Shares of the Corporation to promptly deliver to that Participant or the legal representative of that Participant, as the case may be, a share certificate in the name of that Participant or the legal representative of that Participant, as the case may be, representing the number of Shares specified in the written notice.

6.7           Rights of Participants

                The Participants shall have no rights whatsoever as shareholders in respect of any of the Shares (including, without limitation, voting rights or any right to receive dividends, warrants or rights under any rights offering) other than Shares in respect of which Participants have exercised their Options and which have been issued by the Corporation.

6.8           Third Party Offer

                If at any time when an Option granted under the Plan remains unexercised with respect to any Shares, an offer to purchase all of the outstanding common shares in the capital of the Corporation is made by a third party, the Corporation may, upon giving each Participant written notice to that effect, require the acceleration of the time for the exercise of the unexercised Options granted under the Plan and of the time for the fulfillment of any conditions or restrictions on such exercise.

6.9           Alterations in Shares

                In the event of a stock dividend, subdivision, redivision, consolidation, share reclassification, amalgamation, merger, consolidation, corporate arrangement, reorganization, liquidation or the like of or by the Corporation, the Board of Directors may, subject to any required prior regulatory approval, make adjustments, if any, to the number of Shares that may be purchased upon exercise of unexercised Options or to the Exercise Price fulfillment, or both, as it shall deem appropriate and may amend the Option Agreements relating to those Options to give effect to such adjustments and may adjust the maximum number of Shares available under the Plan as may be appropriate. If because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of Shares for shares or other securities in another company is imminent, the Board of Directors may, in a fair and equitable manner and subject to prior regulatory approval, determine the manner in which all unexercised Options granted under the Plan shall be treated including, for example, requiring the acceleration of the time for the exercise of such Options by the Participants and of the time for the fulfillment of any conditions or restrictions on such exercise.

6.10         Termination for Cause

                Subject to paragraph 6.11 and section 7, if a Participant is dismissed as an officer or employee by the Corporation or by one of its subsidiaries for cause, all unexercised Options of that Participant under the Plan shall immediately be deemed to be terminated and shall lapse notwithstanding the original term of the Option granted to such Participant under the Plan. Nothing contained in the Plan shall be deemed to give an officer or employee the right to be retained in the employ of the Corporation, or to interfere with the right of the Corporation to terminate the employment of an officer or employee at any time.

6.11         Termination Other Than for Cause

                If a Participant ceases to be a director, officer or employee of the Corporation or of one of its subsidiaries or ceases to provide consulting or other services to the Corporation for any reason other than as a result of having been dismissed for cause as provided in paragraph 6.10 or as a result of the Participant's death, such Participant shall have the right for a period of 30 days (or until the normal expiry date of the Option rights of such Participant if earlier) from the date of ceasing to be a director, officer, employee or provider of services to exercise the Options of such Participant to the extent they were then exercisable. Upon the expiration of such 30 day period all unexercised Options of that Participant shall immediately be terminated notwithstanding the original term of the Option granted to such Participant under the Plan.

6.12         Deceased Participant

                In the event of the death of a Participant, the legal representatives of the deceased Participant shall have the right for a period of 90 days (or until the normal expiry date of the Options of such Participant if earlier) from the date of death of the deceased Participant to exercise the deceased Participant's Options to the extent they were exercisable on the date of death. Upon the expiration of such period all unexercised Options of the deceased Participant shall immediately terminate and shall lapse notwithstanding the original term of the Options granted to the deceased Participant under the Plan.

7.             AMENDMENT AND DISCONTINUANCE OF PLAN AND OPTIONS

                The Board of Directors may from time to time, subject to any applicable Securities Laws and any required prior regulatory approval, suspend, terminate or discontinue the Plan at any time, or amend or revise the terms of the Plan or of any Option granted under the Plan and the Option Agreement relating thereto, provided that no such amendment, revision, suspension, termination or discontinuance shall in any manner adversely affect any Options previously granted to a Participant under the Plan without the consent of that Participant.

8.             NO FURTHER RIGHTS

                Nothing contained in the Plan nor in any Option granted hereunder shall give any Participant or any other person any interest or title in or to any Shares or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever other than as set forth in the Plan and pursuant to the exercise of any Option, nor shall it confer upon the Participants any right to continue as an employee or executive of the Corporation or of its subsidiaries.

SCHEDULE A

STOCK OPTION AGREEMENT

THIS AGREEMENT made as of the              day of                                      , 20      .

BETWEEN:

    VISTA GOLD CORP.
    7961 Shaffer Parkway, Suite 5
    Littleton, Colorado, U.S.A. 80127

    (hereinafter called the "Corporation")

AND:

    c/o Vista Gold Corp.
    7961 Shaffer Parkway, Suite 5
    Littleton, Colorado, U.S.A. 80127

    (hereinafter called the "Participant")

WITNESSES THAT WHEREAS:

A.
The Corporation has established a stock option plan, a copy of which is annexed as Schedule A (the "Plan");

B.
The Participant is a director, officer or employee of the Corporation or of one of its subsidiaries or a person who provides consulting or other services to the Corporation and has been designated as a "Participant" under the Plan by the Board of Directors of the Corporation.

        NOW THEREFORE in consideration of the sum of One Dollar now paid by the Participant to the Corporation (the receipt whereof is hereby acknowledged by the Corporation) and other good and valuable consideration, it is agreed between the parties hereto as follows:

1.             INTERPRETATION

                In this Agreement defined or capitalized words and terms used herein shall have the meanings ascribed to them in the Plan unless otherwise defined in this Agreement.

2.             GRANT OF OPTION

                The Corporation hereby grants to the Participant, subject to the terms and conditions set forth in the Plan and this Agreement, an irrevocable right and option (the "Option") to purchase                      Common Shares of the Corporation (the "Shares") at the price of Cdn/US$                 per Optioned Share at any time after the date or dates set forth below with respect to the number of Shares shown opposite such date or dates:

Date	No. of Shares Vested

until the close of business on the              day of                                      ,            (the "Expiry Date").

3.             EXERCISE OF OPTION

                The Participant shall have the right to exercise the Option hereby granted, subject to the terms and conditions set forth in the Plan and the Agreement, until the Expiry Date at which time the Option hereby granted shall, subject to Section 6.3 of the Plan, expire and terminate and be of no further force or effect for those Shares in respect of which the Option hereby granted has not been exercised.

4.             NO REQUIREMENT TO PURCHASE

                Nothing herein contained shall obligate the Participant to purchase and/or pay for any Shares except those Shares in respect of which the Participant shall have duly and properly exercised his or her Option.

5.             SUBJECT TO PLAN

                This Agreement shall be subject in all respects to the Plan as the same shall be amended, revised or discontinued from time to time and all the terms and conditions of the Plan are hereby incorporated into this Agreement as if expressly set forth herein and as the same may be amended from time to time.

        IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first above written.

Witness	Participant's Signature

Participant's Name (print or type)
VISTA GOLD CORP.
Per:

Per:

 APPENDIX "D"

VISTA GOLD CORP.
(the "Company")
MANDATE OF THE BOARD OF DIRECTORS
(Adopted March 2, 2009)

Stewardship of the Company

  1.
  The Board of Directors of the Company (the "Board") is responsible for:

  (a)
  the stewardship of the business and affairs of the Company;

  (b)
  supervising the management of the business and affairs of the Company;

  (c)
  providing leadership to the Company by practicing responsible, sustainable and ethical decision making;

  (d)
  ensuring that all major issues affecting the Company are given proper consideration; and

  (e)
  directing management to ensure that legal, regulatory and stock exchange requirements applicable to the Company have been met.

Director Obligations

  2.
  Each Director has the responsibility to:

  (a)
  attend all regularly scheduled meetings of the Board and all of the Committees on which they serve and to be prepared for such meetings by reviewing materials provided in advance of meetings;

  (b)
  act honestly and in good faith with a view to the best interests of the Company; and

  (c)
  exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Board Composition

  3.
  Unless otherwise approved unanimously by the Board, a majority of the Board will, at all times, be independent directors as defined in then current laws applicable to the Company.

  4.
  The Board shall appoint a chair of the Board. Where it is not appropriate for the chair to be an independent director, the Board should consider whether it should appoint an independent director to act as a lead director. The Board shall develop a written description delineating the chair's role.

  5.
  To be considered for nomination and election to the Board, directors must demonstrate integrity and high ethical standards in their business dealings, their personal affairs, and in the discharge of their duties to and on behalf of the Company.

Board Meetings

  6.
  The Board is responsible to meet in person, or by telephone conference call (or by other means permitted by applicable laws), at least once each quarter and otherwise as often as required to discharge the duties of the Board.

  7.
  The independent members of the Board shall hold regular meetings at which management members of the Board and other members of management are not in attendance.

Committees of the Board

  8.
  The Board discharges its responsibilities directly and through its committees. Accordingly, the Board shall:

  (a)
  establish such committees of the Board ("Committees") as are required by applicable laws and stock exchange requirements and as are necessary to effectively discharge the duties of the Board, which Committees shall include an audit committee (the "Audit Committee");

  (b)
  appoint directors to serve as members of each Committee;

  (c)
  appoint a chair of each Committee to

  (i)
  provide leadership to the Committee,

  (ii)
  manage the affairs of the Committee, and

  (iii)
  ensure that the Committee functions effectively in fulfilling its duties to the Board and the Company; and

  (d)
  regularly receive and consider reports and recommendations of each Committee, in particular, the Audit Committee reports and recommendations, particularly with respect to the Company's annual audit and annual and quarterly reports and financial statements.

Supervision of Management

  9.
  The Board is responsible to:

  (a)
  select and appoint the Chief Executive Officer ("CEO"), establish CEO goals and objectives, and evaluate CEO performance and develop a position description for the CEO which includes delineating management's responsibilities;

  (b)
  assist the CEO to select and appoint executive officers, establish executive officers' goals and objectives, and monitor their performance;

  (c)
  determine the compensation of the CEO, and in conjunction with the CEO, set the compensation of the other executive officers of the Company; and

  (d)
  maintain a succession plan for the replacement of the CEO and other executive officers.

  10.
  The Board is responsible to:

  (a)
  annually review and either approve or require revisions to the mandate of the Board and the charters of each Committee, position descriptions, the code of business conduct and ethics (the "Code") and all other policies of the Company (collectively the "Governance Documents");

  (b)
  take reasonable steps to satisfy itself that each director, the CEO and the executive officers are:

  (i)
  performing their duties ethically;

  (ii)
  conducting business on behalf of the Company in accordance with the requirements and the spirit of the Governance Documents; and

  (iii)
  fostering a culture of integrity throughout the Company;

  (c)
  arrange for the public disclosure of the Governance Documents required to be publicly disclosed;

  (d)
  ensure that all new directors receive a comprehensive orientation and that all new directors fully understand (i) the role of the Board and its Committees, (ii) the commitment of time and resources that the Company expects, and (iii) the nature and extent of the Company's business and operations; and

  (e)
  provide continuing education opportunities for all directors, so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Company's business and operations remains current.

Communications

  11.
  The Board is responsible to:

  (a)
  approve and implement a disclosure policy which provides for disclosure and communications practices governing the Company; and

  (b)
  approve and maintain a process for the Company's stakeholders to contact the independent directors directly with concerns and questions regarding the Company.

Waivers and Conflicts

  12.
  The Board is responsible, for:

  (a)
  reviewing departures from the Code;

  (b)
  providing or denying waivers from the Code; and

  (c)
  disclosing departures from the Code including by filing required material change reports for material departures from the Code containing

  (i)
  the date of the departure,

  (ii)
  the parties involved,

  (iii)
  the reason why the Board has or has not sanctioned the departure, and

  (iv)
  any measures taken to address or remedy the departure.

Strategic Planning

  13.
  The Board has the duty to:

  (a)
  adopt a strategic planning process, annually approve a strategic plan taking into account, among other things, the opportunities and risks of the Company's business and operations, and regularly monitor the Company's performance against its strategic plan;

  (b)
  approve capital and operating budgets to implement the strategic plan;

  (c)
  conduct periodic reviews of the Company's resources, risks, and regulatory constraints and opportunities to facilitate the strategic plan; and

  (d)
  evaluate management's analysis of the strategies of existing and potential competitors and their impact, if any, on the Company's strategic plan.

Risk Management

  14.
  The Board has the duty to:

  (a)
  adopt a process to identify business risks and ensure appropriate systems to manage risks; and

  (b)
  together with the Audit Committee, ensure policies and procedures are in place and are effective to maintain the integrity of the Company's

  (i)
  disclosure controls and procedures,

  (ii)
  internal control over financial reporting, and

  (iii)
  management information systems.

Financial Management

  15.
  The Board has the duty to:

  (a)
  review and on the advice of the Audit Committee, approve, prior to their public dissemination

      (i)
      interim and annual financial statements and notes thereto,

      (ii)
      managements' discussion and analysis of financial condition and results of operations,

      (iii)
      relevant sections of the annual report and management information circular containing financial information,

      (iv)
      forecasted financial information and forward-looking statements, and

      (v)
      all press releases and other documents in which financial statements, earnings forecasts, results of operations or other financial information is disclosed (this is currently delegated by the Board to the Chair of the Audit Committee); and

    (b)
    approve dividends and distributions, material financings, transactions affecting authorized capital or the issue and repurchase of shares and debt securities, and all material divestitures and acquisitions.

Materials

  16.
  The Board shall have access to all books, records, facilities and personnel of the Company necessary for the discharge of its duties.

Advisors

  17.
  The Board has the power, at the expense of the Company, to retain, instruct, compensate and terminate independent advisors to assist the Board in the discharge of its duties

QuickLinks

NOTICE OF MEETING
MANAGEMENT INFORMATION AND PROXY CIRCULAR
APPENDIX "A" FORM OF PROXY
APPENDIX "B" PROPOSED RESOLUTIONS
APPENDIX "C" VISTA GOLD CORP. STOCK OPTION PLAN
SCHEDULE A STOCK OPTION AGREEMENT
APPENDIX "D"